                                                                    EXHIBIT 23.3


                         CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
Wachovia Corporation:


                  We consent to the use of our reports with respect to Central Fidelity National Bank and Central Fidelity Banks, Inc. incorporated herein by reference.

                                                      /s/ KPMG LLP

Richmond, Virginia
August 27, 1999